Exhibit 99.2

Exhibit 99.2

SECURITY DATA & ANALYTICS

Acquisition of Logentries

OCTOBER 13, 2015 RAPID7 PROPRIETARY

Disclaimers RAPID7 ACQUISTION OF LOGENTRIES This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and the financial position of Rapid7, Inc. (“Rapid7,” “we,” “us” or “our”), our business strategy and plans, the anticipated benefits of the acquisition of RevelOps, Inc. d/b/a Logentries (“Logentries”) and the future performance of the combined business, the expected billings, revenue and cost contributions of the acquired business, and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forwardlooking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, shortterm and long-term business operations and objectives, and financial needs. These forwardlooking statements are subject to a number of risks and uncertainties, including, without limitation, those set forth in the “Risk Factors” section of our Quarterly Report on Form 10Q filed with the Securities and Exchange Commission for the quarterly period ended June 30, 2015. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forwardlooking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Rapid7 Proprietary 2

RAPID7 ACQUISTION OF LOGENTRIES

Acquisition Highlights

Complementary

Machine Data Search to Existing Incident Detection & Response

Natural

Progression of Rapid7 Security Data & Analytics Platform

Disruptive

Pricing & Economics in Log Search

Acceleration

of Rapid7 Roadmap and TAM Penetration

Compelling

Revenue and Cost Synergies

Incremental

$10-12m in Billings in 2016

Rapid7 Proprietary 3

RAPID7 ACQUISTION OF LOGENTRIES

Presentation Content

1. Acquisition Overview

2. Logentries’ Compelling Machine Data Search Technology

3. Bringing IT Search to Security

4. Rapid7’s Security Data & Analytics Platform Progression

5. Acquisition Financial Highlights

Rapid7 Proprietary 4

RAPID7 ACQUISTION OF LOGENTRIES

Acquisition Overview

LOGENTRIES

Scalable, real-time

MACHINE DATA

search

technology

$68m total consideration

$36m cash

$32m equity

1 Logentries’ Machine Data Search is a Natural Complement to Rapid7’s data collection, technology platform & offerings

2 Unique Search Technology advantage for logs and IT data

3 Accelerates Rapid7 Product Roadmap and TAM Penetration in significant opportunity in security data & analytics

4 Attractive business model Accretive to Rapid7 Revenue

Growth and driving $10-12m in Incremental Billings in 2016

5 Leverages Rapid7’s size, scale & operations to drive compelling Revenue and Cost Synergies

Rapid7 Proprietary 5

RAPID7 ACQUISTION OF LOGENTRIES

Logentries Company Overview


3000+

Customers
in 65+ Countries


~50%
Annual
~50%
Monthly

Subscription
Model


~30
Dublin
R&D
~40
Boston
HQ

~70 Global
Employees

UNIQUE
Machine Data Search

- ✓ **efficient storage** of log data … **fast search** with probabilistic indexing, alerting & tagging
- ✓ innovative architecture creates **low service delivery costs** ... to enable **disruptive pricing** opportunity
- ✓ **scalable cloud platform** (on AWS) drives efficient service delivery costs

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RAPID7 ACQUISTION OF LOGENTRIES

Benefits to Rapid7 of Adding Machine Data Search

Delivers world-class search that complements and Accelerates Rapid7’s Market Penetration of Security Data & Analytics

Natural Revenue Synergy as search further unlocks Rapid7’s extensive data collection, increasing customer adoption and driving stickiness

Faster ability to Address Compliance Needs of customers with new search-driven reporting & alerting compliance solutions

Disruptive Pricing increasing Rapid7’s economics & competitive position in Incident Detection & Response

Solid Cost Synergies from shared inside sales model, Ireland engineering teams and AWS operations infrastructure

“The addition of machine data search is a natural progression of our security data & analytics platform.”

Corey Thomas CEO, Rapid7

“By combining with Rapid7, we will be able to reach an evolving and expanding market that is looking for lower cost access to machine data along with advanced security data collection and analytics.”

Andrew Burton CEO, Logentries

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RAPID7 ACQUISTION OF LOGENTRIES

Natural Security Data & Analytics Technology Progression

Threat Exposure Management

Incident Detection & Response

Security Advisory Services

3rd Party Apps

DATA COLLECTION

… from the Endpoint to the Cloud

PACKAGED ANALYTICS SEARCH

across

ANY DATA type

Logentries’ Search Technology is a Natural Addition to Rapid7’s

Security Data & Analytics Technology Platform

Data & Analytics Platform

CONTEXT, ANALYTICS & SEARCH

User Behavior Exposure Attack Behavior Analysis Analysis Analysis

DATA COLLECTION

Asset

Info

User

Data

Behavioral

Data

Mobile Cloud Controls 3rd Party

Info Activity Info Data

Rapid7 Proprietary 8

RAPID7 ACQUISTION OF LOGENTRIES

Search Enables New Compliance & Forensics Solutions

Incident Detection & Response **will be the first offerings to-market that add new security search functionality in introducing forensics and compliance solutions**

Key Customer Questions:

	AM I VULNERABLE?		AM I COMPROMISED?		AM I OPTIMIZED?	
Rapid7 Offerings	**THREAT EXPOSURE MANAGEMENT**		**INCIDENT DETECTION & RESPONSE**		**SECURITY ADVISORY SERVICES**	
	compliance reporting	SECURITY ANALYTICS	compliance reporting	SECURITY ANALYTICS	compliance reporting	SECURITY ANALYTICS
	Legacy Vulnerability Management	+ ATTACKER INSIGHTS + REMEDIATION	Log Aggregation & Reporting NEW!	+ BEHAVIORAL ANALYTICS + CONTEXT + SEARCH NEW!	Traditional Testing	+ SECURITY ASSESSMENT + PROGRAM STRATEGY

… with technology-based differentiation to provide security analytics-driven answers

RAPID7

Rapid7 Proprietary 9

RAPID7 ACQUISTION OF LOGENTRIES

Driving Incident Detection & Response With Search

Search Brings Continued Advantage to Rapid7’s ID&R Solutions

Rapid7 Continued Innovation:

Broad data collection from endpoint to the cloud

Leverage modern cloud scale technology for security analytics

Attribute user & entity in minutes

Rapid7 With Search Positioned to Further Lead:

Introduce customer-desired compliance & reporting solutions

Unify detection & investigation with new forensics & compliance

Combine attacker expertise, analytics & machine data search

Unlock the power of Rapid7’s extensive data for customer access

Capitalize on waning value proposition and dislocation of SIEMs

LOGENTRIES

naturally expands Rapid7

Incident Detection & Response

to include

Forensics Compliance

Search

Rapid7 Proprietary 10

RAPID7 ACQUISTION OF LOGENTRIES

Disrupting Spend & Accelerating TAM Penetration

IDC RAPID7

IT Security Security Data & Analytics

SPEND AREAS OFFERINGS

Vulnerability Assessment $1.5 Threat Exposure Management

SIEM, Policy & Compliance 2.9

Network Intrusion Detection & Prevention,

Forensics & Incident Management 2.6 Incident Detection & Response

Endpoint Security Suites 2.3

Security Services 3.3 Security Advisory Services

TOTAL MARKET TODAY $12.6B

$12.6B

SECURITY

DATA &

ANALYTICS

market

opportunity

today

Rapid7 Proprietary 11

Rapid7 estimates based on IDC data

RAPID7 ACQUISTION OF LOGENTRIES

Rapid7’s Winning Combination Even Better

Extensive Data Collection

Security &

Attacker Insights

Rapid7 Addresses Key

Customer Pain Points With …

Contextual

Analytics

Fast & Disruptive IT Search

Intuitive User

Experience

NEW CAPABILITIES WITH

ACQUISITION OF LOGENTRIES

Rapid7 Proprietary 12

RAPID7 ACQUISTION OF LOGENTRIES

Overview of Financial Terms & Impact

DEAL STRUCTURE: Equity Purchase

Total Purchase Consideration: $68m

CASH

$36m of cash from Rapid7 Balance Sheet

EQUITY

$32m of Rapid7 equity
- 1.3m shares of restricted common stock
- Assumed vested options representing 0.2m shares of common stock

Revenue & Cost Synergies

REVENUE
- Complementary usage and sale of UserInsight + machine data search
- Strong cross-selling opportunity across product portfolio

COST
- Offshore & proximate engineering teams
- Inside sales and GTM leverage

anticipate driving

$10-12m

in

INCREMENTAL BILLINGS

in 2016

RAPID7

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RAPID7 ACQUISTION OF LOGENTRIES

Acquisition Highlights

Complementary

Machine Data Search to Existing Incident Detection & Response

Natural

Progression of Rapid7 Security Data & Analytics Platform

Disruptive

Pricing & Economics in Log Search

Acceleration

of Rapid7 Roadmap and TAM Penetration

Compelling

Revenue and Cost Synergies

Incremental

$10-12m in Billings in 2016

Rapid7 Proprietary 14

Rapid7, Inc.

100 Summer Street

Boston, MA 02110

Rapid7 Proprietary